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EXHIBIT 32.2   GAMBINO APPAREL GROUP, INC.

                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Thomas Hagan, Chief Financial Officer of Gambino Apparel Group, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended June 30, 2005 of the Registrant (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a)[15(d)] of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated:  04/24/2006           /s/ THOMAS HAGAN
                             -----------------------
                             Thomas Hagan
                             Chief Financial Officer















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